Exhibit 10.3

                    STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made as of the 19th day of

July, 1996, by and between Blue Cross and Blue Shield of

Missouri, a Missouri corporation ("BCBSMo") and RightCHOICE

Managed Care, Inc., a Missouri corporation ("RIT"), with

reference to the following recitals.

                        R E C I T A L S

     A.   The capital stock of RIT consists of (1) Class A Common

Stock, par value $.01 per share (the "Class A Stock"), and (2)

Class B Common Stock, par value $.01 per share (the "Class B

Stock").

     B.   BCBSMo owns all of the outstanding 14,962,500 shares of

the Class B Stock of RIT.

     C.   Each share of Class B Stock is convertible into one

share of Class A Stock at the option of the holder at any time.

     D.   RIT wishes to acquire not less than 1,500,000 and up to

2,000,000 shares of Class A Stock from BCBSMo.

     E.   BCBSMo is willing to sell to RIT not less than

1,500,000 shares of its Class B Stock (and, at the option of RIT,

as hereinafter provided, up to 2,000,000 shares) at the "Closing"

(as hereinafter defined) against payment of the "Purchase Price"

(as hereinafter defined) and upon the other terms, provisions and conditions set forth herein.



                       A G R E E M E N T

     NOW, THEREFORE, in consideration of the recitals and of the respective representations, warranties and agreements herein contained, the parties hereto agree as follows:

                           ARTICLE I

              Purchase and Sale of Subject Shares

     1.1  Agreement to Purchase and Sell.  At the Closing

hereunder, BCBSMo shall sell, convey, assign, transfer and

deliver to RIT, upon and subject to the terms and conditions of this Agreement, and RIT shall purchase from BCBSMo, the "Subject

Shares" (as hereinafter defined).

     1.2  Purchase Price.  The purchase price ("Purchase Price")

for the Subject Shares shall be an amount equal to the product obtained by multiplying the "Average Closing Sale Price" of the

Class A Stock by the number of Subject Shares (expressed in

dollars).  As used herein, the term "Average Closing Sale Price"

shall mean the average of the closing prices per share of the

Class A Stock as reported on the New York Stock Exchange

Composite Tape on each of the last five trading days ending on the second trading day prior to the Closing Date.

     1.3  Payment and Form of the Purchase Price.  On the Closing

Date, RIT shall pay to BCBSMo an amount equal to the Purchase

Price by assignment and delivery of the "Bush O'Donnell

Portfolio" (as hereinafter defined) and the remainder (i.e., the

Purchase Price minus the value of the Bush O'Donnell Portfolio at time of Closing, as determined below) in cash.  As used herein,

the term "Bush O'Donnell Portfolio" means that portfolio of

securities and cash managed by Bush O'Donnell & Co., 101 S.

Hanley, St. Louis, MO 63105 for RIT.  Attached as Exhibit A is a

list of the securities in the Bush O'Donnell Portfolio showing in the case of each security the name of the security, the number of shares, the date of purchase, the cost of each such security and the market value of each security as of the close of trading on

July 17, 1996.  In computing payment of the Purchase Price, the

Bush O'Donnell Portfolio shall be valued as of the close of

trading on the last business day preceding Closing.  RIT's

interest in the Bush O'Donnell Portfolio shall be assigned to

BCBSMo at the Closing.  The cash portion of the Purchase Price shall be paid by wire transfer of immediately available funds to such bank account as shall be specified by BCBSMo.

     1.4  Number of Subject Shares.  RIT shall have the option,

exercisable at any time on or before the close of business on the second business day preceding the Closing Date, to increase (but not decrease) the number of shares of Class A Stock to be

delivered by BCBSMo hereunder from 1,500,000 shares to an amount not in excess of 2,000,000 shares, provided, however, that in any event RIT shall purchase a number of shares which will result in a Purchase Price equal to or greater than the value of the Bush

O'Donnell Portfolio valued for Closing as specified in Section

1.3 hereof.  RIT may exercise the option provided for in this

Section 1.4 by the timely personal delivery to the Executive Vice

President of BCBSMo of written notice thereof.  If such notice is not received by BCBSMo as provided in the immediately preceding sentence, the number of shares to be delivered by BCBSMo pursuant to Section 2.2(a) hereof shall be 1,500,000.  The number of

shares to be delivered by BCBSMo at the Closing pursuant to this

Section 1.4 is referred to herein as the "Subject Shares."

                           ARTICLE II

                          The Closing

     2.1  Closing.  The consummation of the sale and purchase of the Subject Shares (the "Closing") shall take place at 10:00

a.m., local time, on August 30, 1996, at the offices of BCBSMo,

or on such other date and/or place as may be mutually agreed upon in writing by the parties hereto.  Notwithstanding the foregoing,

if by August 28, 1996, all regulatory approvals required in

connection with the purchase and sale of the Subject Shares have not been obtained, and/or all notices have not been given or the applicable waiting periods have not expired (collectively, the

"Regulatory Requirements"), and if all Regulatory Requirements

not then satisfied are being pursued in good faith by the

appropriate party or parties, then the Closing Date shall be a date occurring within five (5) business days from the

satisfaction of all Regulatory Requirements, as selected by

BCBSMo.  The date of the Closing is referred to herein as the

"Closing" or the "Closing Date."

     2.2  Items to be Delivered at Closing.  At the Closing, and

subject to the terms and conditions herein contained:

          (a)  BCBSMo shall deliver to RIT the Subject Shares,

     free and clear of all restrictions on transfer, liens,

     encumbrances, security interests and claims whatsoever, and in proper form for transfer (as described in Section 5.2(c)

     hereof), and RIT shall deliver to BCBSMo the Purchase Price;

     and

          (b)  At or prior to the Closing, the parties hereto

     shall also deliver to each other the agreements,

     certificates and other instruments referred to in Article V hereof.

                          ARTICLE III

                 Representations and Warranties

     3.1  Representations and Warranties of BCBSMo.  BCBSMo

hereby represents and warrants to RIT as follows:

          (a)  BCBSMo is a corporation duly organized, validly

     existing and in good standing under the laws of the State of

     Missouri;

          (b)  BCBSMo has the corporate power, authority and

     legal right to execute, deliver and perform this Agreement;

          (c)  the execution, delivery and performance of this

     Agreement have been duly authorized by all necessary

     corporate action, this Agreement has been duly executed and delivered by BCBSMo, and constitutes the legal, valid and

     binding obligation of BCBSMo, enforceable against it in

     accordance with its terms;

          (d)  the execution, delivery and, upon compliance with

     "Missouri Notification Act" (as hereinafter defined) and all other Regulatory Requirements (if any), performance of this

     Agreement by BCBSMo does not and will not violate, conflict with or result in any breach of any term, condition or

     provision of, or require the consent of any other person

     under (i) any judgment, order, writ, injunction or decree of any court, arbitrator or governmental or regulatory

     official, body or authority which is applicable to BCBSMo,

     (ii) the charter documents or bylaws of BCBSMo, or (iii) any mortgage, indenture, agreement, contract or other

     instrument, document or understanding, oral or written, to which BCBSMo is now a party or by which BCBSMo is otherwise bound; and

          (e)  BCBSMo is the lawful owner of the shares of Class

     B Stock which, when delivered as provided in Section 2.2(a)

     hereof, will constitute the Subject Shares, and on the

     Closing Date will have good and clear title to the Subject

     Shares, free of all restrictions on transfer, liens,

     encumbrances, security interests and claims whatsoever.

     3.2  Representations and Warranties of RIT.  RIT represents and warrants to BCBSMo as follows:

          (a)  RIT is a corporation duly organized, validly

     existing and in good standing under the laws of the State of

     Missouri;

          (b)  RIT has the corporate power, authority and legal

     right to execute, deliver and perform this Agreement;

          (c)  the execution, delivery and performance of this

     Agreement have been duly authorized by all necessary

     corporate action, and this Agreement has been duly executed and delivered by RIT, and constitutes the legal, valid and binding obligation of RIT, enforceable against it in

     accordance with its terms; and

          (d)  the execution, delivery and, upon compliance with

     the Missouri Notification Act and all other Regulatory

     Requirements (if any), performance of this Agreement by RIT does not and will not violate, conflict with or result in

     any breach of any term, condition or provision of, or

     require the consent of any other person under (i) any

     judgment, order, writ, injunction or decree of any court,

     arbitrator or governmental regulatory official, body or

     authority which is applicable to RIT, (ii) the charter

     documents or bylaws of RIT, or (iii) except as set forth on

     Schedule 3.2(d) hereto, any mortgage, indenture, agreement,

     contract, or other instrument, document or understanding,

     oral or written, to which RIT is now a party or by which RIT is otherwise bound.

                           ARTICLE IV

            Covenants and Agreements of the Parties

     4.1  Consents and Approvals.  Each of BCBSMo and RIT shall use all reasonable efforts to satisfy all Regulatory Requirements for the performance of its obligations under this Agreement and the purchase and sale of the Subject Shares hereunder.  Each such party shall make all filings, applications, statements and

reports to all federal and state government agencies or entities which are required to be made prior to the Closing Dates pursuant to any applicable statute, rule or regulation in connection with this Agreement or such purchase and sale, including, without limitation, the notification required under Section 382.195 RSMo

(the "Missouri Notification Act").  RIT shall use all reasonable efforts to obtain the consents from those parties listed on

Schedule 3.2(d) hereto to RIT's purchase of the Subject Shares hereunder.

     4.2  Ownership and Delivery of the Subject Shares.  BCBSMo

will continue to own at least 2,000,000 shares of Class B Stock until the Closing.  It is the understanding of the parties that the transfer of shares of Class B Stock by BCBSMo to any party

(including RIT) will automatically cause the conversion of such shares to a like number of Class A Stock.  Notwithstanding such automatic conversion, BCBSMo, at the request of RIT, will

promptly take all further required action, if any, to effect or further perfect the conversion of the Class B Stock to be

delivered by BCBSMo at the Closing to a like number of shares of

Class A Stock.

     4.3  Execution and Delivery of Amendatory Agreement.  Each

of BCBSMo and RIT shall enter into and deliver at Closing an amendment to the Tax Allocation Agreement dated August 8, 1994 between BCBSMo and RIT (the "Amendatory Agreement") in

substantially the form attached hereto as Exhibit B.

                           ARTICLE V

                     Conditions to Closing

     5.1  Conditions to Obligations of BCBSMo.  The obligations of BCBSMo to consummate the sale of the Subject Shares

contemplated by this Agreement shall be subject to fulfillment at

or prior to   Closing of the following conditions (which may be

waived in whole or in part by BCBSMo):

          (a)  the representations and warranties of RIT

     contained in this Agreement shall be true in all material

     respects on or as of the Closing Date, with the same effect as though made on and as of the Closing Date, and there

     shall be delivered to BCBSMo on the Closing Date a

     certificate, in form and substance reasonably satisfactory to BCBSMo and its counsel, duly signed by an executive

     officer of RIT, to that effect;

          (b)  the agreements and covenants of RIT to be

     performed by RIT under Article IV hereof (including, without limitation, the execution and delivery of the Amendatory

     Agreement) shall have been performed in all material

     respects;

          (c)  RIT shall have delivered the Purchase Price

     pursuant to Section 1.3 hereof;

          (d)  the applicable waiting period under the Missouri

     Notification Act shall have expired or terminated without

     action by the Missouri Director of Insurance seeking to

     prevent consummation of this Agreement, and all other

     Regulatory Requirements, if any, shall have been satisfied;

          (e)  the Average Closing Sale Price of the Class A

     Stock shall be not less than $11.00;

          (f)  No action or proceeding by any governmental agency

     shall have been instituted or threatened, and no court order shall have been entered in any action or proceeding

     instituted by any party which enjoins, restrains or

     prohibits this Agreement or the complete consummation of the purchase and sale of the Subject Shares as contemplated

     hereunder;

          (g)  the Board of Directors of BCBSMo shall have

     authorized the execution, delivery and performance of this

     Agreement by and on behalf of BCBSMo and shall have approved the transactions provided for herein;

          (h)  all proceedings taken in connection with the

     Closing and all documents related thereto shall be

     reasonably satisfactory to BCBSMo and its counsel; and

          (i)  BCBSMo shall have received a written opinion from

     a nationally recognized investment banking firm dated the

     date of the BCBSMo Board of Directors meeting whereat this

     Agreement is approved by such Board, in form and substance reasonably satisfactory to BCBSMo, to the effect that the

     sale of Subject Shares hereunder is fair, from a financial point of view, to BCBSMo, and such opinion shall not have

     been modified or withdrawn.

     5.2  Conditions to Obligations of RIT.  The obligations of

RIT to consummate the purchase of the Subject Shares contemplated by the Agreement shall be subject to fulfillment at or prior to

Closing of the following conditions (which may be waived in whole or in part by RIT):

          (a)  the representation of warranties of BCBSMo

     contained in this Agreement shall be true in all material

     respects on or as of the Closing Date, with the same effect as though made on or as of the Closing Date, and there shall be delivered to RIT on the Closing Date a certificate, in

     form and substance reasonably satisfactory to RIT and its

     counsel, duly signed by an executive officer of BCBSMo, to that effect;

          (b)  the agreements and covenants of BCBSMo to be

     performed by BCBSMo under Article IV hereof (including,

     without limitation, the execution and delivery of the

     Amendatory Agreement) shall have been performed in all

     material respects;

          (c)  BCBSMo shall have delivered a certificate or

     certificates representing all of the Subject Shares free and clear of all liens, claims and encumbrances, duly endorsed in blank or accompanied by stock power or appropriate

     instrument of assignment duly executed in blank;

          (d)  the applicable waiting period under the Missouri

     Notification Act shall have expired or terminated without

     action by the Missouri Director of Insurance seeking to

     prevent consummation of this Agreement, and all other

     Regulatory Requirements, if any, shall have been satisfied;

          (e)  the Average Closing Sale Price of the Class A

     Stock shall be not more than $16.00;

          (f)  no action or proceeding by any governmental agency

     shall have been instituted or threatened, and no court order shall have been entered in any action or proceeding

     instituted by any party which enjoins, restrains or

     prohibits this Agreement or the complete consummation of the purchase and sale of the Subject Shares as contemplated

     hereunder;

          (g)  the Board of Directors of RIT shall have

     authorized the execution, delivery and performance of this

     Agreement by and on behalf of RIT, and shall have approved the transactions provided for herein;

          (h)  the appropriate consents from those parties listed

     in Schedule 3.2(d) hereto shall have been obtained; and

          (i)  all proceedings taken in connection with the

     Closing and all documents related thereto shall be

     reasonably satisfactory to RIT and its counsel.

                           ARTICLE VI

                         Miscellaneous

     6.1  Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment shall be made on or prior to the Closing Date.  No assignment shall release BCBSMo or RIT, as the case may be, from its

obligations hereunder.

     6.2  Entire Agreement.  This Agreement may not be amended,

supplemented or otherwise modified except by an instrument in writing signed by all of the parties hereto. This Agreement

contains the entire agreement of the parties hereto with respect to the transaction covered hereby, superseding all prior

negotiations, prior discussions and preliminary agreements made prior to the date hereof.

     6.3  Waiver.  The failure of any party to enforce any

condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall it forfeit any rights to future enforcement thereof.

     6.4  Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Missouri without regard to the conflicts of laws provisions thereof.

     6.5  Headings.  The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     6.6  Notices.  All communications, notices and consents

provided for herein shall be in writing and shall be given in person or by means of telex, telecopy or other wire transmission

(with request for assurance of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (a) on delivery if given in person, (b) on the date of transmission if sent by telex, telecopy or other wire transmission, or (c) four business days after being deposited in the mail, with proper postage for first class registered or

certified mail, prepaid.

     Notices shall be addressed as follows:

     If to BCBSMo, to:
     Blue Cross and Blue Shield of Missouri
     1831 Chestnut Street
     St. Louis, MO  63101-2275
     Attention: Executive Vice President
     Telecopy No. (314) 923-5151

     With a copy to:

     Gallop, Johnson & Neuman, L.C.
     101 South Hanley, Suite 1600
     St. Louis, MO  63105
     Attention:  Marvin O. Young, Esq.
     Telecopy No. (314) 862-1219

     If to RIT, to:

     RightCHOICE Managed Care, Inc.
     1831 Chestnut Street
     St. Louis, MO  63103-2275
     Attention: President
     Telecopy No. (314) 923-6245

     With a copy to,

     Janice C. Forsyth, Esq.
     Senior Vice President and General Counsel
     RightCHOICE Managed Care, Inc.
     1831 Chestnut Street
     St. Louis, MO 63103-2275
     Telecopy No. (314)923-8958


provided, however, that if either party shall have designated a different address by notice to the other, then to the last

address so designated.

     6.7  Termination.  If the Closing has not occurred by

December 31, 1996, then either party may terminate this Agreement at any time thereafter by giving not less than five (5) days prior notice in writing to the other party of such termination,

specifying therein the date of termination, which date shall not be less than five (5) days from the date upon which such notice is given nor more than thirty (30) days from such date.

     6.8  Non-Survivability.  None of the representations,

warranties, covenants and agreements set forth in this Agreement shall survive the Closing.

     6.9  Expenses.  All costs and expenses incurred in

connection with this Agreement or any of the transactions

contemplated hereby (including, but not limited to, accounting,

consulting and attorneys' fees and expenses) shall be paid by the party incurring such expense.

     IN WITNESS WHEREOF, the parties hereto have caused this

Agreement to be executed by a duly authorized officer as of the date first above written.


                              Blue Cross and Blue Shield of
                              Missouri



                              By:  [s] Robert E. Shupe

                              Title:  Executive Vice President and
                                      Chief Operating Officer


                              RightCHOICE Managed Care, Inc.



                              By:  Janice C. Forsyth

                              Title:  Senior Vice President, General
                                      Counsel and Corporate Secretary


                                                        Exhibit A

                    Bush O'Donnell Portfolio as of July 17, 1996


                                              Date       # of                Market Price     Market Value
CUSIP      Description                      Acquired    Shares       Cost    as of 7/17/96    as of 7/17/96
110122108  Bristol Myers Squibb              5/1/91        600     45,885.00     85.375           51,225.00
110122108  Bristol Myers Squibb             7/16/91        200     16,473.34     85.375           17,075.00
110122108  Bristol Myers Squibb             7/16/91      2,800    230,626.76     85.375          239,050.00
110122108  Bristol Myers Squibb            11/26/91      1,300    101,205.00     85.375          110,987.50
110122108  Bristol Myers Squibb             3/31/92      1,000     76,350.00     85.375           85,375.00
110122108  Bristol Myers Squibb              6/2/92      1,000     66,225.00     85.375           85,375.00
110122108  Bristol Myers Squibb             12/2/92      1,500    101,587.50     85.375          128,062.50
110122108  Bristol Myers Squibb              2/2/93      1,000     58,850.00     85.375           85,375.00
110122108  Bristol Myers Squibb             6/22/93      2,000    117,700.00     85.375          170,750.00
                                              Totals    11,400    814,902.60     85.375          973,275.00

194162103  Colgate Palmolive                6/10/93      3,000    161,550.00     81.125          243,375.00
194162103  Colgate Palmolive                8/26/93      3,500    178,850.00     81.125          283,937.50
194162103  Colgate Palmolive                8/17/94     14,000    780,150.00     81.125        1,135,750.00
                                              Totals    20,500  1,120,550.00     81.125        1,663,062.50

291011104  Emerson Electric                 10/4/95      7,500    536,062.50     83.750          628,125.00
291011104  Emerson Electric                 10/5/95     10,000    707,250.00     83.750          837,500.00
                                              Totals    17,500  1,243,312.50     83.750        1,465,625.00

375766102  Gillette                         6/29/91        800     14,840.00     59.125           47,300.00
375766102  Gillette                         6/10/93      8,000    197,400.00     59.125          473,000.00
375766102  Gillette                          5/3/95      4,000    166,950.00     59.125          236,500.00
375766102  Gillette                         7/21/95      6,000    256,350.00     59.125          354,750.00
375766102  Gillette                         1/30/96      4,000    213,400.00     59.125          236,500.00
                                              Totals    22,800    848,940.00     59.125        1,348,050.00

478160104  Johnson & Johnson                 2/1/96     14,000    669,200.00     47.500          665,000.00

55262C100  MBIA                             8/19/94      7,300    435,048.40     74.250          542,025.00
55262C100  MBIA                             8/22/94      3,000    179,175.00     74.250          222,750.00
55262C100  MBIA                             8/23/94      1,700    103,106.70     74.250          126,225.00
55262C100  MBIA                             9/19/94      5,000    298,625.00     74.250          371,250.00
55262C100  MBIA                            10/25/94      1,800     98,955.00     74.250          133,650.00
55262C100  MBIA                             12/7/94      2,000     99,575.00     74.250          148,500.00
55262C100  MBIA                             2/28/95        500     31,505.00     74.250           37,125.00
                                              Totals    21,300  1,245,990.10     74.250        1,581,525.00

580135101  McDonalds Corporation            8/23/94     18,000    474,300.00     44.250          796,500.00
580135101  McDonalds Corporation            8/23/94      5,000    131,750.00     44.250          221,250.00
580135101  McDonalds Corporation            8/23/94     10,000    262,250.00     44.250          442,500.00
580135101  McDonalds Corporation            8/23/94      5,000    131,610.00     44.250          221,250.00
                                              Totals    38,000    999,910.00     44.250        1,681,500.00

                                                   Page 1 of 2

                                                        Exhibit A


                   Bush O'Donnell Portfolio as of July 17, 1996


                                             Date       # of                    Market Price   Market Value
CUSIP      Description                      Acquired    Shares       Cost       as of 7/17/96  as of 7/17/96
620076109  Motorola                         6/13/95     14,500    884,137.50     54.625          792,062.50
620076109  Motorola                         6/20/95      2,000    128,950.00     54.625          109,250.00
620076109  Motorola                        10/10/95      2,500    156,812.50     54.625          136,562.50
620076109  Motorola                        12/14/95      1,900    111,102.50     54.625          103,787.50
620076109  Motorola                        12/15/95      2,000    114,700.00     54.625          109,250.00
                                              Totals    22,900  1,395,702.50     54.625        1,250,912.50

589331107  Merck & Company                 10/12/92     10,000    419,750.00     62.750          627,500.00
589331107  Merck & Company                 10/12/92      3,000    125,550.00     62.750          188,250.00
589331107  Merck & Company                  12/2/92      2,000     91,700.00     62.750          125,500.00
                                              Totals    15,000    637,000.00     62.750          941,250.00

713448108  Pepsico Inc.                     11/6/90     16,000    199,800.00     31.250          500,000.00
713448108  Pepsico Inc.                      3/7/91      5,400     87,345.00     31.250          168,750.00
713448108  Pepsico Inc.                      3/8/91     10,600    174,080.09     31.250          331,250.00
713448108  Pepsico Inc.                     3/21/91      4,000     68,200.00     31.250          125,000.00
713448108  Pepsico Inc.                     10/6/91      4,000     58,200.00     31.250          125,000.00
713448108  Pepsico Inc.                     6/17/93     22,000    402,600.00     31.250          687,500.00
                                              Totals    62,000    990,225.09     31.250        1,937,500.00

803111103  Sara Lee Corporation             7/27/92     12,000    314,100.00     31.125          373,500.00
803111103  Sara Lee Corporation             12/2/92      6,000    181,050.00     31.125          186,750.00
803111103  Sara Lee Corporation              2/9/93      1,500     43,275.00     31.125           46,687.50
803111103  Sara Lee Corporation              5/5/93      5,000    126,750.00     31.125          155,625.00
803111103  Sara Lee Corporation             6/22/93      8,000    198,800.00     31.125          249,000.00
803111103  Sara Lee Corporation             8/25/93      5,000    131,750.00     31.125          155,625.00
803111103  Sara Lee Corporation             9/21/93      4,000     93,900.00     31.125          124,500.00
803111103  Sara Lee Corporation            12/21/93      3,000     79,050.00     31.125           93,375.00
803111103  Sara Lee Corporation              2/1/95      4,000    105,400.00     31.125          124,500.00
803111103  Sara Lee Corporation             2/28/95      2,000     52,450.00     31.125           62,250.00
                                              Totals    50,500  1,326,525.00     31.125        1,571,812.50

931142103  Walmart Stores Inc.              8/17/94     20,000    489,500.00     24.250          485,000.00
931142103  Walmart Stores Inc.              8/17/94     12,000    293,700.00     24.250          291,000.00
931142103  Walmart Stores Inc.             11/21/94      4,400    101,640.00     24.250          106,700.00
                                              Totals    36,400    884,840.00     24.250          882,700.00

7215464A4  Pilot Short-Term U.S. Treas.     various 829,022.71    829,022.71      1.000          829,022.71


           Total Bush O'Donnell Portfolio                      13,006,120.50                  16,791,235.21

                                                 Page 2 of 2

                                                       Exhibit B

             AMENDMENT TO TAX ALLOCATION AGREEMENT


     THIS AMENDMENT TO TAX ALLOCATION AGREEMENT ("Amendatory

Agreement") is made and entered into this _____ day of August,

1996, by and between BLUE CROSS AND BLUE SHIELD OF MISSOURI

("Parent") and RIGHTCHOICE MANAGED CARE, INC. ("Subsidiary"),

with reference to the following recitals.



                        R E C I T A L S



     A.   Pursuant to the reorganization of Parent (the

"Reorganization") which occurred in August, 1994, Parent

transferred a significant portion of its business to Subsidiary which had been established for such purpose.



     B.   Upon the effectiveness of the Reorganization, Parent

and Subsidiary became, and have continued to be, members of an affiliated group of corporations within the meaning of Section

1504(a)(1) of the Internal Revenue Code of 1986, as amended (the

"Code"), for which Parent is the parent corporation (the

"Affiliated Group").



     C.   Contemporaneously with the Reorganization, Parent and

Subsidiary entered into a Tax Allocation Agreement dated as of

August 8, 1994 ("Tax Allocation Agreement"), as supplemented by a

Special Tax Allocation Agreement dated as of August 8, 1994,

collectively providing for the allocation and payment of

consolidated Federal income tax liabilities between Parent and

Subsidiary.



     D.   Simultaneously with the execution hereof, Subsidiary is

purchasing from Parent not less than 1,500,000 or more than

2,000,000 shares of Subsidiary's Class A Common Stock pursuant to a Stock Purchase Agreement dated July 19, 1996.



     E.   Following the purchase of shares referred to in Recital

D, Parent will own less than eighty percent of the total value of the equity of Subsidiary, thereby rendering Subsidiary and each of its subsidiaries ineligible to continue to be a member of the

Affiliated Group.



     F.   Parent and Subsidiary have agreed with respect to,

among other things, (I) the effect of tax liability adjustments occurring subsequent to the date hereof relating to a taxable year in which a consolidated federal income tax return of the

"Consolidated Group" (as defined in the Tax Allocation Agreement)

had been filed by Parent, and (II) the allocation of certain deductions or credits heretofore utilized by the Affiliated

Group, which have been disallowed or are being challenged by the

Internal Revenue Service (the "IRS").



                       A G R E E M E N T



     In consideration of the above recitals, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, it is hereby agreed as follows:



     1.   Except as expressly set forth herein, the Tax

Allocation Agreement and Special Tax Allocation Agreement are

hereby terminated with respect to all taxable years beginning on or after the date hereof; provided, however, that nothing

contained herein shall affect payments to or by the Subsidiary that would have been required under paragraph V of the Tax

Allocation Agreement or the rights and other obligations

thereunder of the parties hereto with respect to taxable years beginning prior to the date hereof, which payments shall continue to be made as though Subsidiary had continued to be included in the Affiliated Group.



     2.   With reference to the alternative minimum tax credit

(the "AMT Credit") resulting from deductions taken by Parent on its federal income tax return (both before and after the

Reorganization) and the controversy with the IRS that currently exists with respect to the calculation of the AMT Credit, Parent and Subsidiary each agree that to the extent that the ultimate resolution of such controversy with the IRS results in the

preservation of all or any portion of the AMT Credit in question

(the "Usable AMT Credit"), then 87.2 percent of the Usable AMT

Credit shall be allocated to Subsidiary.  If, however, the IRS takes the position that the Usable AMT Credit can not be

allocated to the Subsidiary and such position of the IRS prevails

(whether or not litigation is commenced), then Parent will pay to

Subsidiary 87.2 percent of all amounts of Usable AMT Credit

utilized by Parent, and such payment shall be made with respect to each taxable year in which such Usable AMT Credit is utilized by Parent within five business days following the filing by

Parent of its federal income tax return for such taxable year.



     3.   Parent and Subsidiary shall consult and shall furnish

each other with information required to prepare, in accordance with prior practice, (i) the consolidated federal income tax return of the Affiliated Group for the taxable years in which

Subsidiary has been included therein, and (ii) the tax return for all taxable years thereafter of the Parent and Subsidiary,

respectively, in which the tax liability of either may be

affected by their former affiliation.  Parent and Subsidiary also shall consult and furnish each other with information concerning the status of any tax audit or tax refund claim relating to a taxable year in which a payment to or by Subsidiary hereunder may result or otherwise be affected.



     4.   The provisions and terms of this Amendatory Agreement

shall be binding upon and inure to the benefit of each party hereto and its respective successors and assigns.



     5.   All notices and other communications shall be in

writing and shall be given in person or by means of telex,

telecopy or other wire transmission (with request for assurance of receipt in manner typical with respect to communications of that type) or by mail, and shall become effective (a) on delivery if given in person, (b) on the date of transmission if sent by telex, telecopy or other wire transmission, or (c) four business days after being deposited in the mail, with proper postage for first class, registered or certified mail, prepaid.



          Notices shall be addressed as follows:

          If to Parent to:

          Blue Cross and Blue Shield of Missouri
          1831 Chestnut Street
          St. Louis, MO  63101-2275
          Attn:  Executive Vice President
          Telecopy No.:  (314) 923-5151

          If to Subsidiary to:

          RightCHOICE Managed Care, Inc.
          1831 Chestnut Street
          St. Louis, MO  63101-2275
          Attn:  President
          Telecopy No.:  (314) 923-6245

provided, however, that if either party shall have designated a different address by notice to the other, then the last address so designated.



     6.   This Amendatory Agreement shall be construed and

enforced in accordance with and governed by the laws of the State of Missouri.



     IN WITNESS WHEREOF, the parities hereto have caused this

Amendatory Agreement to be executed by a duly authorized officer as of the date first above written.





                              Blue Cross and Blue Shield of
                              Missouri



                              By:

                              Title:



                              RightCHOICE Managed Care, Inc.



                              By:

                              Title: